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                            AMERICAN GROWTH SERIES

                     Individual Variable Annuity Contracts
                                   Issued by
                      New England Life Insurance Company

                       Supplement dated October 29, 1999
                      to Prospectus dated April 30, 1999

     For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation will be made at the beginning of each contract anniversary until the 71st birthday of the older Contract Owner.) For more information about the minimum guaranteed death benefit, see "Payment on Death Prior to Annuitization."